SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 15, 2005

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
Delaware	0-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Shareholder Class Action Litigation

On April 15, 2005, Dynegy Inc. (“Dynegy”), Dynegy Holdings Inc., a wholly-owned subsidiary of Dynegy (“DHI”), and the other defendants named below entered into a Memorandum of Understanding (the “Class Action MOU”) providing for the settlement of the shareholder litigation brought by the Regents of the University of California (the “Lead Plaintiff”) as a class action in the U.S. District Court in Houston. In its lawsuit, the Regents alleged violation of securities laws primarily related to “Project Alpha,” a structured natural gas transaction entered into by Dynegy in 2001. The class action included claims for damages on behalf of a class of purchasers of Dynegy Class A common stock during the class period of June 2001 to July 2002.

The Class Action MOU is subject to final approval by the court, which is expected in the second half of 2005. Under the Class Action MOU, Dynegy and DHI have agreed to the following in exchange for the complete and final resolution of all claims asserted by the plaintiffs:

•	An aggregate settlement payment by Dynegy and DHI of $468 million, comprised of a $150 million cash payment to be funded by insurance proceeds, a $250 million cash payment by DHI, and the issuance to the plaintiffs of $68 million in Dynegy’s Class A common stock. DHI will make two payments totaling $250 million during 2005, consisting of an initial payment of $175 million on or before May 2, 2005, followed by a second payment of $75 million upon court approval. Dynegy will also issue the shares of Class A common stock following court approval.

•	The resignation of two members of the Dynegy Board of Directors who are defendants in the litigation, with the vacancies resulting from such resignations to be filled, in accordance with a schedule consistent with approval of the settlement by the court, by two new directors from a list of at least five qualified candidates submitted by the Lead Plaintiff. Dynegy is also required to nominate such directors for election at its 2006 annual meeting of shareholders.

The defendants in the shareholder class action litigation include Dynegy, DHI, Charles L. Watson, Robert D. Doty, Stephen Bergstrom, Michael R. Mott, Charles E. Bayless, Darald W. Callahan, Daniel L. Dienstbier, George L. Kirkland, Richard H. Matzke, Sheli Z. Rosenberg, Joe J. Stewart, J. Otis Winters, H. John Riley, Michael D. Capellas, Jerry L. Johnson, Lehman Brothers Inc., Lehman Brothers Holdings Inc., Citigroup, Inc., Salomon Smith Barney Inc. and Citibank, N.A.

Shareholder Derivative Litigation

Also on April 15, 2005, Dynegy and the other defendants named below entered into a Memorandum of Understanding (the “Derivative MOU”) providing for the settlement of the derivative litigation brought in Texas state district court by shareholders on Dynegy’s behalf against certain of Dynegy’s former officers and current and former directors asserting claims similar to those described above. Under the Derivative MOU, which is also subject to court approval, Dynegy has agreed to effect certain corporate governance changes, many of which were implemented since the claim was originally filed, and to pay related attorney fees and expenses incurred by the plaintiffs in the aggregate amount of approximately $5 million. The ongoing corporate changes relate to director qualifications, the involvement of a lead independent director, the structure and function of certain Board committees and other governance enhancements.

The defendants in the shareholder derivative litigation include Dynegy, as a nominal defendant, and the following individual defendants: Charles L. Watson, Stephen W. Bergstrom, Robert D. Doty, Sheli Z. Rosenberg, Charles E. Bayless, Joe J. Stewart, Richard H. Matzke, George L. Kirkland, Darald W. Callahan, Glenn F. Tilton, John S. Watson, H. John Riley, J. Otis Winters, Daniel L. Dienstbier, Michael D. Capellas, Patricia M. Eckert, and Jerry L. Johnson.

Dynegy, DHI and the other defendants did not admit any liability in connection with either the Class Action MOU or the Derivative MOU or the settlements contemplated thereby, and there were no findings of any violations of the federal securities laws. Dynegy will record a first quarter pre-tax charge of approximately $225 million (approximately $155 million after-tax) related to these settlements and associated legal expenses.

Settlement Agreements

The terms and provisions of the Class Action MOU and the Derivative MOU will be embodied in Stipulations of Settlement (the “Settlement Agreements”) to be executed and submitted in May 2005 to the respective courts for approval. Dynegy expects approval by the second half of 2005. Dynegy and DHI intend to file the Settlement Agreements as exhibits to their Form 10-Qs for the quarter ended March 31, 2005.

Item 2.02 Results of Operations and Financial Condition.

As more fully discussed in Item 1.01 above and in the Dynegy press release attached as Exhibit 99.1 hereto (and furnished in Dynegy’s Current Report on form 8-K filed April 15, 2005), Dynegy will record a first quarter pre-tax charge of approximately $225 million (approximately $155 million after-tax) related to the settlements contemplated by the Class Action MOU and the Derivative MOU.

In accordance with SEC Release No. 33-8176, the information contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As more fully discussed in Item 1.01 above, in connection with the settlement contemplated by the terms of the Class Action MOU, (i) Dynegy has agreed to issue $68 million in Dynegy Class A common stock and (ii) DHI will make two payments totaling $250 million during 2005, consisting of an initial payment of $175 million on or before May 2, 2005, followed by a second payment of $75 million upon court approval.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are intended as “forward-looking statements.” These statements include assumptions, expectations, predictions, intentions or beliefs about future events. Actual future results may vary materially from those expressed or implied in any forward-looking statements because of certain known and unknown factors, including: the risk that the settlements will not be approved by the federal district court or the Texas district court, any appeal or objections by members of the class, Dynegy’s future financial condition and ability to make the cash payments required by the settlements, the failure of Dynegy’s insurers to contribute the agreed upon amount to the settlement, and the financial impact of settlement payments and issuance of stock on future business. More information about the risks and uncertainties relating to these forward-looking statements are found in Dynegy’s SEC filings, as amended, including its Annual Report on Form 10-K for the year ended Dec. 31, 2004, which are available free of charge on the SEC’s web site at http://www.sec.gov. Dynegy expressly disclaims any obligation to update any forward-looking statements contained in this Current Report on Form 8-K to reflect events or circumstances that may arise after the date of this report, except as otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable.

(c)	Exhibits:

Exhibit No.	Document
99.1	Press Release of Dynegy Inc. dated April 15, 2005 (furnished as Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on April 15, 2005, File No. 001-15659).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: April 21, 2005	By:	/s/ CAROLYN M. CAMPBELL
	Name:	Carolyn M. Campbell
	Title:	Secretary

DYNEGY HOLDINGS INC.
(Registrant)

Dated: April 21, 2005	By:	/s/ CAROLYN M. CAMPBELL
	Name:	Carolyn M. Campbell
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release of Dynegy Inc. dated April 15, 2005 (furnished as Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on April 15, 2005, File No. 001-15659).